OFI TREMONT CORE STRATEGIES HEDGE FUND
Supplement dated June 4, 2009 to the

Prospectus dated July 29, 2008

This supplement amends the Prospectus of OFI Tremont Core Strategies Hedge Fund (the "Fund") dated July 29, 2008 and replaces the supplement dated February 23, 2009.

1.     The following is added to the Prospectus:

The Board of Trustees of the Fund has adopted a plan to liquidate the Fund, by making a series of periodic distributions to shareholders who held shares of the Fund as of March 31, 2009. These distributions, which began in May 2009, have been made upon the Fund's receipt of proceeds of liquidation of the underlying hedge funds held by the Fund ("Underlying Funds") and will primarily represent returns of capital. Due to restrictions on redemption of the Underlying Funds imposed by their managers, the Fund may not receive and distribute all remaining redemption proceeds until mid-2010 or later. When all the Fund's assets (other than those needed to pay any remaining Fund expenses) have been distributed to its shareholders, the Fund will apply to de-register as an investment company and will be terminated as a Massachusetts business trust.

Effective as of the close of the New York Stock Exchange on February 13, 2009, investors will no longer be able to purchase shares of the Fund. Any payments received after February 13, 2009 will be returned. No further Repurchase Offers for Fund shares will be made. All Prospectus disclosures concerning the purchase or redemption of Fund shares, including without limitation, disclosures appearing under the captions "A Brief Overview of the Fund," "Main Risks of Investing in the Fund," "How to Buy Shares" and "Repurchase of Shares and Transfers" are revised accordingly.

Since the Fund will, after February 13, 2009, be engaged solely in the redemption of its interests in Underlying Funds, the following sentence in the section "How are Underlying Fund Managers Selected," is deleted from the final paragraph on page 20: "The Sub-Adviser expects generally to allocate the Fund's assets to more than 30 Underlying Fund Managers." In addition, in the section "Limits on Allocating Fund Assets to Any One Underlying Fund Manager," the following sentence is deleted from the fifth full paragraph on page 21: "Not more than 10% of the Fund's net assets will be allocated to any one Underlying Fund Manager."  As redemptions are received from Underlying Funds, the number of Underlying Funds will decline and the percentage of the Fund allocated to each individual remaining Fund will increase.

2.     The numbered footnotes under the section titled "Fees and Expenses of the Fund" on pages 4 and 5 are deleted in their entirety and replaced with the following:

1.

Effective May 1, 2004, the Adviser agreed to waive a portion of its advisory fee under a voluntary undertaking to the Fund to limit these fees to an annual rate of 1.25% of the aggregate value of outstanding shares determined as of the last day of the month (before any repurchases of shares). That undertaking may be amended or withdrawn at any time. Effective April 1, 2009, this voluntary limitation has been reduced to an annual rate of 0.35%, but after first applying the contractual expense limitation described in footnote six below and further discusses under "How the Fund is Managed – Advisory Fees." After giving effect to the reduced voluntary waiver, "Net Expenses" would have been 11.61%.

2.

Under the terms of an administration agreement with the Fund, the Adviser will provide certain administrative services to the Fund, including, among others, assisting in the review of investor applications, handling shareholder inquiries, and preparing various reports, communications and regulatory filings of the Fund. In consideration for those administrative services, the Fund will pay the Adviser a monthly fee computed at the annual rate of 0.15% of the aggregate value of outstanding shares determined as of the last day of each calendar month (the "Administration Fee"). Related to this, the Fund, the Adviser (in its capacity as administrator) and the Sub-Adviser have entered into a sub-administration agreement, pursuant to which the Adviser may delegate some or all of the administrative responsibilities to the Sub-Adviser. The Adviser, in its capacity as administrator of the Fund, will pay the Sub-Adviser, in its capacity as sub-administrator, some or all of the Administration Fee. See "Administrative Services," below.

3.

Interest Payments on Borrowed Funds during the Fund’s fiscal year ended March 31, 2008 were 0.03%. Effective March 31, 2008, the Fund entered into a Credit Agreement which enables it to participate in a committed, unsecured credit facility. Interest is charged to the Fund, based on its borrowings. The Fund also pays an annual commitment fee on the average unutilized amount of the credit facility.

4.	"Other Expenses" consist of transfer agent fees, custodial expenses, and accounting and legal expenses, among others.

5.

The "Acquired Fund Fees and Expenses" are the expenses that investors indirectly bear at the Underlying Fund level. These expenses generally reduce the net return of the applicable Underlying Fund and are not paid by the Fund or its shareholders directly. These "Acquired Fund Fees and Expenses" consist mainly of the management fees, including performance-based management fees, and the interest expenses paid by the Underlying Funds. The annual management fees of the Underlying Funds range from 1.0% to 2.0% of net assets plus a performance-based fee ranging from 10% to 25% on any net profits earned by those funds. Many of the Underlying Funds borrow money for investment purposes as part of their portfolio strategy. The interest expenses associated with those borrowings are also included in the "Acquired Fund Fees and Expenses" calculation. The calculation does not include any reduction for the Underlying Funds' earnings on their investment of those borrowings, however. The expenses of the Underlying Funds may vary in future years. Underlying Funds and Underlying Fund Managers are explained under "A BRIEF OVERVIEW OF THE FUND - What Does the Fund Invest in?"

6.

The "Net Expenses" in the table are based on, among other things, the contractual undertaking by the Adviser to limit the Fund’s total expenses, excluding Underlying Fund Fees and Expenses, to not more than an annual rate of 1.50% of average monthly net assets. That contractual undertaking took effect March 31, 2008 and was renewed as of March 31, 2009. Prior to that date, that limitation on total expenses was voluntary. See "How the Fund is Managed – Advisory Fees" for details. After giving effect to the expense limitation undertaking "Advisory Fees" were 1.20% as a percentage of average monthly net assets during the fiscal year ended March 31, 2008.

3.     The section titled "How the Fund is Managed" is amended by adding the following paragraphs below the sub-section titled "The Sub-Adviser" on page 24:

Pending Litigation. During 2009, a number of complaints have been filed in federal courts against the Adviser, the Distributor, and certain of the funds in the Oppenheimer family of funds (the "Defendant Funds") advised by the Adviser and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs are seeking class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. Additionally, a complaint has been brought in state court against the Adviser, the Distributor and another subsidiary of the Adviser (but not the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Sub-Adviser, against the Sub-Adviser, its parent, the Adviser and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff"). Those lawsuits, in 2008 and 2009, allege a variety of claims including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief, and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

The Adviser believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the individual Trustees named in those suits. The Adviser believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can be made with any degree of certainty as to the amount or range of any potential loss. The Adviser also believes that these suits should not impair the ability of the Adviser or the Distributor to perform their respective duties to the Fund.

4.     The section titled "How the Fund is Managed – Advisory Fees" on page 25 is deleted in its entirety and replaced with the following:

Advisory Fees. As compensation for services required to be provided by the Adviser under the Advisory Agreement, the Fund will pay the Adviser a monthly fee (the "Advisory Fee") computed at the annual rate of 1.50% of the aggregate value of outstanding shares determined as of the last day of the month (before any repurchases of shares). However, the Adviser has contractually agreed as of March 31, 2008, to limit the Fund's total expenses, excluding Underlying Fund Fees and Expenses, to not more than 1.50% of the Fund's average monthly net assets. This expense limitation was renewed by the Adviser as of March 31, 2009 and remains in effect until March 31, 2010 unless terminated by the Fund's Board, and may, at the Adviser's discretion, be renewed on an annual basis thereafter. Prior to March 31, 2008, this limitation in total expenses was voluntary, not contractual. After applying the limitation on total expenses, the Adviser also waives a portion of its Advisory Fee under a voluntary undertaking to the Fund to limit these fees to an annual rate of 0.35% of the aggregate value of outstanding shares determined as of the last day of the month (before any repurchases of shares). Prior to April 1, 2009, the Adviser had agreed to waive a portion of its advisory fee under the voluntary undertaking to limit those fees to an annual rate of 1.25%. That advisory fee undertaking may be amended or withdrawn at any time.

Prior to July 31, 2008, the Adviser paid a monthly fee to the Sub-Adviser equal to 50% of the amount of the Advisory Fee earned by the Adviser pursuant to the Advisory Agreement under an agreement that was terminated on that date. In connection with providing selling and marketing support to the Adviser and the Fund, the Adviser paid a monthly fee to OFI Institutional Asset Management, Inc. ("OFII") out of its own resources in an amount equal to 50% of the amount of the advisory fee earned by the Adviser under the Advisory Agreement in connection with providing selling and marketing support to OFI and the Fund. These fees were paid by the Adviser and not the Fund. On August 1, 2008, OFI will assume the responsibilities previously handled by OFII.

5.     The section titled "How the Fund is Managed – Portfolio Manager" on page 25 is deleted in its entirety and replaced with the following:

Portfolio Manager. The portfolio manager of the Fund is Scott Metchick. Mr. Metchick has been portfolio manager of the Fund since January 2009 and has been Chief Investment Officer ("CIO") of the Sub-Adviser and head of the Sub-Adviser's Investment Management Group since August 2008. Mr. Metchick was a Founding Partner and Managing Member, and served as CIO, of Twin Lights Capital LLC, a fund of funds, from July 2005 through February 2008. Mr. Metchick was CIO and Partner of the EIM Group, from August 2002 through April 2004 and served as U.S. Director of Research and Portfolio Management of the EIM Group from April 1998 through July 2002. Mr. Metchick was Vice President at EACM Advisors, an affiliate of the consulting firm Evaluation Associates from October 1988 through March 1998.

June 4, 2009                                                                                                             PS0482.011